UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2009 (July 13, 2009)

GASTAR EXPLORATION LTD.
 (Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 1080
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.02 Termination of a Material Definitive Agreement

Following the consummation of the sale of its Australian Assets, as set forth in Item 2.01 herein, on July 13, 2009, Gastar Exploration Ltd. (“Gastar” or the “Company”) repaid in full and thereby terminated its US$25 million secured term loan dated February 16, 2009 (the “Credit Agreement”), as amended by the Waiver under Credit Agreement dated March 13, 2009  (the “Waiver,” and together with the Credit Agreement, the “Term Loan”) by and among the Company, Gastar Exploration USA, Inc., a wholly owned subsidiary of the Company (“Gastar USA”), certain other subsidiaries of the Company, Wayzata Investment Partners LLC (“Wayzata”) as Administrative Agent and the lenders party thereto.

The Term Loan was set to mature on February 15, 2012. Pursuant to the terms and conditions of the Term Loan, the Company was required to pay a prepayment premium of 10% of the amount outstanding under the Term Loan in an amount totaling $2.5 million for repayment prior to December 31, 2009.

The Term Loan contained various customary covenants, including restrictions on liens, restrictions on incurring other indebtedness without the lender’s consent, restrictions on dividends and other restricted payments, and maintenance of various ratios. Amounts outstanding under the Term Loan were secured by a first priority lien on Gastar USA’s and certain subsidiaries’ primary oil and gas assets and certain other properties.

A copy of the Credit Agreement is filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 20, 2009 and a copy of the Wavier is filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Commission on March 16, 2009; each of the Credit Agreement and Waiver is incorporated herein by reference.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On July 13, 2009, Gastar Exploration New South Wales, Inc. (“GENSW”) and Gastar USA, each wholly-owned subsidiaries of the Company, completed the previously announced sale of all of the Company’s interest in Petroleum Exploration Licenses 238, 433, and 434 in New South Wales, Australia and the concurrent sale of the Company’s common shares of Gastar Power Pty Ltd., a wholly owned subsidiary, (“Gastar Power”), the entity holding the Company’s 35% interest in the Wilga Park Power Station (collectively, the “Australian Assets”), to Santos QNT Pty Ltd. and Santos International Holdings Pty Ltd. (collectively, “Santos”).  The sale was made pursuant to a definitive agreement dated July 2, 2009 (the “Sale Agreement”) by and among GENSW, Gastar USA and Santos.

The Australian Assets include the Company’s 35% interest in PEL 238, a coal bed methane exploratory property covering approximately 2.2 million gross (761,400 net) acres, located in the Gunnedah Basin of New South Wales, as well as 1.9 million gross (664,000 net) acres in PEL 433 and approximately 1.9 million gross (669,000 net) acres in PEL 434.  In February 2009, the Company, through its subsidiary Gastar Power, acquired a 35% interest in the Wilga Park Power Station.

At closing, Gastar received approximately US$217 million (AU$280 million, which includes the release from escrow of a US$15 million deposit made by Santos upon the execution of the Sale Agreement and excludes taxes and transaction expenses) of the aggregate approximate US$233 million (AU$300 million) purchase price and is scheduled to receive the balance upon receipt of certain government approvals.  In the event such governmental approvals are not obtained within nine months of the closing date, Santos will retain the remaining approximate US$16 million (AU$20 million) and will take all necessary actions to transfer the participating interests, excluding PEL 238, to GENSW.  The Company may be paid, assuming current foreign exchange rates, an additional approximate US$16 million (AU$20 million) in early 2010 if certain gross reserve certification targets for the PEL 238 coalbed methane project are achieved by Santos and the operator of the properties, Eastern Star Gas.  The Sale Agreement also acknowledges the Company’s retention of its right to future cash payments of up to US$10 million pursuant to a pre-existing farm-in agreement in the event certain production thresholds are reached on PEL 238.

On July 13, 2009, the Company used approximately US$27.5 million of the approximately US$170.5 million (AU$219 million) aggregate net proceeds from the sale of the Australian Assets to repay in full the Term Loan (as set forth under Item 1.02 herein) and to repay the US$13 million outstanding on its secured revolving credit facility.  With the remaining proceeds from the asset sale, the Company plans to repurchase all of its outstanding US$100 million 12¾% Senior Secured Notes at a price of 106.375% of par in accordance with the terms of the governing Indenture and Supplemental Indenture thereto and the Asset Sale Offer Statement dated July 13, 2009 (each as defined in and as set forth under Item 8.01 herein).  Successful redemption of the 12¾% Senior Secured Notes will result in the elimination of a majority of Gastar’s currently outstanding debt, leaving the Company with only its US$30 million convertible subordinated debentures due November 2009 and $300,000 of subordinated unsecured notes that will mature during the third quarter of 2009.

There are no material relationships, other than in respect of the transaction, between Santos and the Company or any of its affiliates or any director or officer of the Company, or any associate of any such director or officer.

The unaudited pro forma financial statements with respect to the sale of the Australian Properties are set forth in Item 9.01(b) “Financial Statements and Exhibits – Pro Forma Financial Statements”.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On July 13, 2009, the Company issued a press release announcing the completion of the previously announced sale of all of the Australian Assets, as set forth in Item 2.01 herein.  A copy of the press release is “furnished” solely pursuant to Item 7.01 of this report as Exhibit 99.1 and is incorporated herein by reference.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On July 13, 2009, Gastar USA launched an offer (the “Asset Sale Offer”) to purchase any and all of its outstanding 12¾% Senior Secured Notes from the holders thereof (each, a “Holder” and collectively, the “Holders”) upon the terms and subject to the conditions set forth in the Asset Sale Offer Statement, dated July 13, 2009 (as it may be amended or supplemented from time to time, the “Asset Sale Offer Statement”). The Asset Sale Offer Statement is in accordance with and the Asset Sale Offer is being made pursuant to the terms of the Indenture (the “Indenture”) dated as of November 29, 2007, as amended by the Supplemental Indenture dated as of February 16, 2009 (the “Supplemental Indenture”), by and among the Company, Gastar USA, certain other subsidiaries of the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), pursuant to which the 12¾% Senior Secured Notes were originally issued. Holders may tender their 12¾% Senior Secured Notes directly to Gastar USA or through the Depository Trust Company (“DTC”). All transfers effected through DTC will be coordinated by the Trustee. The Asset Sale Offer will expire at 4:00 P.M. Houston time on August 10, 2009 (the “Expiration Date”), unless extended by the Company and Gastar USA, in their sole discretion.  Any extension or amendment will be followed promptly by public announcement thereof, the announcement in the case of an extension to be issued no later than 9:00 a.m., Houston time, on the next business day after the scheduled Expiration Date for the Asset Sale Offer.

The purpose of the Asset Sale Offer is to comply with the provisions of Section 2.4 of the Supplemental Indenture and Section 3.09 of the Indenture, whereby if the Company has uninvested Major Asset Sale Excess Proceeds (as defined therein) following the receipt of net proceeds from a sale of assets, the Company is required to offer to purchase the maximum principal amount of 12¾% Senior Secured Notes that may be purchased with such Major Asset Sale Excess Proceeds.  As set forth under Item 2.01 herein, on July 13, 2009, Gastar USA received approximately US$217 million of proceeds (excluding taxes and transaction expenses) from the sale of the Australian Assets.  Accordingly, upon the terms and subject to the conditions provided in this Asset Sale Offer Statement, Gastar USA is offering to purchase any and all of the outstanding 12¾% Senior Secured Notes in accordance with terms of this Asset Sale Offer Statement.

Upon the terms and subject to the conditions provided in the Asset Sale Offer Statement, Gastar USA is offering to purchase the 12¾% Senior Secured Notes at a purchase price (the “Purchase Price”) for each $1,000 principal amount of 12¾% Senior Secured Notes tendered equal to $1,063.75 (equaling 106.375% of their principal amounts) plus accrued and unpaid interest and additional interest, if any, (the “Accrued Interest”) to the Asset Sale Offer Purchase Date (defined below).  Any 12¾% Senior Secured Notes not tendered or accepted for payment in accordance with the terms of the Asset Sale Offer will continue to accrete and accrue interest and additional interest, if any, after the Asset Sale Offer Purchase Date.

 For each Holder’s tender of 12¾% Senior Secured Notes, payment of the Purchase Price for such 12¾% Senior Secured Notes validly tendered and accepted for purchase shall be made on the earlier of (i) the date immediately following the date on which Gastar USA accepts such 12¾% Senior Secured Notes directly tendered to Gastar USA, and (ii) August 13, 2009 (such payment date being the “Asset Sale Offer Purchase Date”).  Such payment shall be made by the direct payment of the Purchase Price and the Accrued Interest payable to each tendering Holder in immediately available funds by Gastar USA promptly on the Asset Sale Offer Purchase Date in the event a Holder tenders its 12¾% Senior Secured Notes directly to Gastar USA or by the deposit of such Purchase Price and Accrued Interest with the Trustee in the event a Holder tenders its 12¾% Senior Secured Notes through DTC.  In the event a Holder tenders its 12¾% Senior Secured Notes through DTC, the Trustee will act as agent for such tendering Holders for the purpose of receiving payment from Gastar USA and transmitting such payment to such tendering Holders. Any 12¾% Senior Secured Notes tendered and repaid will be immediately cancelled by the Trustee, thereby reducing the aggregate principal amount of 12¾% Senior Secured Notes outstanding.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. A statement identified by the words “expects”, “projects”, “plans”, and certain of the other foregoing statements may be deemed forward-looking statements.  Although Gastar believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release.  These include risks related to unexpected adverse developments in the status of the properties, the absence or delay in receipt of government approvals or third party consents, or an unanticipated need for using a portion of net cash proceeds from the announced transaction.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(b)  Pro Forma Financial Information

The unaudited pro forma financial statements with respect to the sale of the Australian Properties are shown below:

GASTAR EXPLORATION LTD.

INDEX TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

GASTAR EXPLORATION LTD.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The pro forma financial information set forth below includes the effects of the following transactions that occurred in conjunction with the sale of the Australian Properties:

•	The sale of the New South Wales assets for US$232.5 million (AU$300 million) before related transaction costs and income tax expense;
•	The repayment of the revolving credit facility, the term loan and the 12¾% senior secured notes and the adjustment for interest expense due to early repayment of debt; and
•	The recognition of early debt extinguishment cost related to early repayment penalties and expensing of related unamortized deferred financing costs.

GASTAR EXPLORATION LTD. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

ASSETS

	As of March 31, 2009
	As Reported	Adjustments		Pro Forma
		(in thousands)
CURRENT ASSETS:
Cash and cash equivalents	$18,863	$66,250	(a)	$85,113
Accounts receivable, net of allowance for
doubtful accounts of $598 and $560, respectively	3,099	15,500	(b)	18,599
Commodity derivative contracts	8,205	-		8,205
Due from related parties	988	-		988
Prepaid expenses	739	-		739
Total current assets	31,894	81,750		113,644

PROPERTY, PLANT AND EQUIPMENT:
Natural gas and oil properties, full cost method of accounting:
Unproved properties, not being amortized	151,257	(29,225)	(c)	122,032
Proved properties	319,936	-		319,936
Total natural gas and oil properties	471,193	(29,225)		441,968
Furniture and equipment	1,004	(158)	(d)	846
Total property, plant and equipment	472,197	(29,383)		442,814
Accumulated depreciation, depletion and amortization	(276,161)	-		(276,161)
Total property, plant and equipment, net	196,036	(29,383)		166,653

OTHER ASSETS:
Restricted cash	535	-		535
Deferred charges, net	7,626	(7,315)	(e)	311
Drilling advances	1,936	-		1,936
Other	100	-		100
Total other assets	10,197	(7,315)		2,882
TOTAL ASSETS	$238,127	$45,052		$283,179

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$7,838	$-		$7,838
Revenue payable	6,488	-		6,488
Accrued interest	5,194	-		5,194
Accrued drilling and operating costs	2,561	-		2,561
Commodity derivative contracts	2,101	-		2,101
Income taxes payable	-	61,650	(f)	61,650
Other accrued liabilities	1,477	3,000	(g)	4,477
Due to related parties	694	-		694
Current portion of long-term debt	174,717	(141,479)	(h)	33,238
Total current liabilities	201,070	(76,829)		124,241

LONG-TERM LIABILITIES:
Long-term debt	-	-		-
Asset retirement obligation	5,307	(46)	(i)	5,261
Total long-term liabilities	5,307	(46)		5,261

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
Common stock, no par value, unlimited shares authorized
211,332,963 shares issued and outstanding at March 31, 2009	249,980	$-		$249,980
Additional paid-in capital	24,092	-		24,092
Accumulated other comprehensive gain – fair value of commodity hedging	1,773	-		1,773
Accumulated other comprehensive gain – foreign exchange	21	-		21
Accumulated deficit	(244,116)	121,927	(j)	(122,189)
Total shareholders’ equity	31,750	121,927		153,677
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$238,127	$45,052		$283,179

The accompanying notes are an integral part of these consolidated financial statements.

GASTAR EXPLORATION LTD. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	For the Three Months Ended March 31, 2009
	As Reported	Adjustments		Pro Forma
	(in thousands, except share and per share data)
REVENUES:
Natural gas and oil revenues	$13,461	$-		$13,461
Unrealized natural gas hedge loss	(196)	-		(196)
Total revenues	13,265	-		13,265

EXPENSES:
Production taxes	157	-		157
Lease operating expenses	1,877	-		1,877
Transportation and treating	493	-		493
Depreciation, depletion and amortization	7,999	-		7,999
Impairment of natural gas and oil properties	68,729	-		68,729
Accretion of asset retirement obligation	87	-		87
General and administrative expense	2,958	-		2,958
Total expenses	82,300	-		82,300

LOSS FROM OPERATIONS	(69,035)	-		(69,035)

OTHER (EXPENSES) INCOME:
Interest expense	(1,162)	182	(k)	(980)
Investment income and other	13	-		13
Foreign transaction loss	(3)	-		(3)

LOSS BEFORE INCOME TAXES	(70,187)	182		(70,005)
Provision for income taxes	-	-		-

NET LOSS	$(70,187)	$182		$(70,005)

NET LOSS PER SHARE:
Basic and diluted	$(0.34)			$(0.34)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	207,262,117			207,262,117

The accompanying notes are an integral part of these consolidated financial statements.

GASTAR EXPLORATION LTD. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2008
	As Reported	Adjustments		Pro Forma
	(in thousands, except share and per share data)
REVENUES:
Natural gas and oil revenues	$56,690	$-		$56,690
Unrealized natural gas hedge gain	6,529	-		6,529
Total revenues	63,219	-		63,219

EXPENSES:
Production taxes	1,324	-		1,324
Lease operating expenses	7,567	-		7,567
Transportation and treating	2,002	-		2,002
Depreciation, depletion and amortization	24,451	-		24,451
Impairment of natural gas and oil properties	14,217	-		14,217
Accretion of asset retirement obligation	335	-		335
General and administrative expense	14,299	-		14,299
Total expenses	64,195	-		64,195

LOSS FROM OPERATIONS	(976)	-		(976)

OTHER (EXPENSES) INCOME:
Interest expense	(5,853)	2,092	(l)	(3,761)
Investment income and other	1,542	-		1,542
Foreign transaction loss	(74)	-		(74)

LOSS BEFORE INCOME TAXES	(5,361)	2,092		(3,269)
Provision for income taxes	-	-		-

NET LOSS	$(5,361)	$2,092		$(3,269)

NET LOSS PER SHARE:
Basic and diluted	$(0.03)			$(0.02)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	207,098,570			207,098,570

The accompanying notes are an integral part of these consolidated financial statements.

GASTAR EXPLORATION LTD. AND SUBSIDIARIES
UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.  Basis of Presentation

The accompanying unaudited pro forma consolidated balance sheet and statements of operations present the pro forma effects of the sale of all of the Company’s interest in Petroleum Exploration Licenses 238, 433, and 434 in New South Wales, Australia and the concurrent sale of the Company’s common shares of Gastar Power Pty Ltd., a wholly owned subsidiary, (“Gastar Power”), the entity holding the Company’s 35% interest in the Wilga Park Power Station (collectively, the “Australian Assets”), and early retirement of certain debt and related transactions.  The unaudited pro forma consolidated balance sheet as of March 31, 2009 assumes the Australian Asset sale, early retirement of certain debt and related transactions occurred on March 31, 2009.  The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2009 and for the year ended December 31, 2008 assume the Australian Asset sale, early retirement of certain debt and related transactions occurred on January 1, 2008.  The asset sale does not qualify as discontinued operations.  The pro forma financial statements include all normal and recurring adjustments that we considered necessary for the fair summarized presentation of our balance sheet and operating results.

2.  Pro Forma Adjustments to Consolidated Financial Statements

The following adjustments have been made to the Consolidated Financial Statements:

(a)
To record the cash proceeds from the sale of the Australian Assets (US$217.0 million) less the retirement of certain debt (US$150.8 million).  The long-term retired debt consists of the Revolving Credit Facility of US$16.9 million, the Term Loan, including a 10% early payment penalty, of US$27.5 million and the expected repayment upon tender of the 12¾% Senior Secured Notes, including a 6.375% early payment penalty, of US$106.4 million.  The holders of the 12¾% Senior Secured Notes have indicated that they intend to tender for repayment all of the 12¾% Senior Secured Notes pursuant to the terms of the Asset Sale Offer but are under no legal obligation to tender in full or in part.

(b)	To record receivable for sale portion delayed pending ministry approval.
(c)	To record retirement of historical property costs for assets sold.
(d)	To record retirement of fixed assets not yet placed into service.
(e)	To expense unamortized debt cost related to retired long-term debt.
(f)	To record income tax provision related to sale.
(g)	To record estimated transaction costs of sale.
(h)
To record the retirement of the outstanding amount under the Revolving Credit Facility of US$16.9 million, the Term Loan of US$25.0 million and the 12¾% Senior Secured Notes, including debt discount, of US$99.6 million.

(i)	To record retirement of future asset retirement obligation for the sale assets.
(j)
To record a gain on sale of assets assuming the sale had occurred on March 31, 2009 of US$138.5 million less the early prepayment penalties and expensing of the unamortized debt deferred charges related to the retired long-term debt of US$16.6 million.

(k)
To eliminate interest expense, including expense for amortization of deferred charges and debt discount, incurred during the three months ended March 31, 2009 related to certain long-term debt, which was retired due to the sale.

(l)
To eliminate interest expense, including expense for amortization of deferred charges and debt discount, incurred during the year ended December 31, 2008 related to certain long-term debt, which was retired due to the sale.

(d)  Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

4.1
Term Loan dated February 16, 2009 among Gastar Exploration USA, Inc., Gastar Exploration Ltd., certain subsidiaries of Gastar Exploration Ltd., Wayzata Investment Partners LLC, as Administrative Agent and the lenders party thereto (incorporated herein by reference to Exhibit 4.2 to Gastar Exploration Ltd.’s Current Report on Form 8-K filed on February 20, 2009 (File No. 001-32714)).

10.1
Waiver under Credit Agreement Among Gastar Exploration USA, Inc., Gastar Exploration Ltd., the Lenders Signatory Hereto and Wayzata Investment Partners LLC, as Administrative Agent, effective March 13, 2009 (incorporated herein by reference to Exhibit 10.32 to Gastar Exploration Ltd.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. (File No. 001-32714)).

10.2
Sale Agreement dated July 2, 2009, by and among Gastar Exploration USA, Inc., Gastar Exploration New South Wales, Inc., Santos QNT Pty Ltd and Santos International Holdings Pty Ltd. (incorporated herein by reference to Exhibit 10.1 to Gastar Exploration Ltd.’s Current Report on Form 8-K filed on August 6, 2009 (File No. 001-32714)).

99.1	Press release dated July 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: July 16, 2009	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

4.1
Term Loan dated February 16, 2009 among Gastar Exploration USA, Inc., Gastar Exploration Ltd., certain subsidiaries of Gastar Exploration Ltd., Wayzata Investment Partners LLC, as Administrative Agent and the lenders party thereto (incorporated herein by reference to Exhibit 4.2 to Gastar Exploration Ltd.’s Current Report on Form 8-K filed on February 20, 2009 (File No. 001-32714)).

10.1
Waiver under Credit Agreement Among Gastar Exploration USA, Inc., Gastar Exploration Ltd., the Lenders Signatory Hereto and Wayzata Investment Partners LLC, as Administrative Agent, effective March 13, 2009 (incorporated herein by reference to Exhibit 10.32 to Gastar Exploration Ltd.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. (File No. 001-32714)).

10.2
Sale Agreement dated July 2, 2009, by and among Gastar Exploration USA, Inc., Gastar Exploration New South Wales, Inc., Santos QNT Pty Ltd and Santos International Holdings Pty Ltd. (incorporated herein by reference to Exhibit 10.1 to Gastar Exploration Ltd.’s Current Report on Form 8-K filed on August 6, 2009 (File No. 001-32714)).

99.1	Press release dated July 13, 2009.